                                                        Exhibit 99.6
--------------------------------------------------------------------------------
                                                        Monthly Operating Report


  ----------------------------------------------------
  CASE NAME: OK Turbines, Inc.                          ACCRUAL BASIS
  ----------------------------------------------------

  ----------------------------------------------------
  CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
  ----------------------------------------------------

  ----------------------------------------------------
  JUDGE: Barbara J. Houser
  ----------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2001


  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


  RESPONSIBLE PARTY:

  /s/ Drew Keith                                                                                 Chief Financial Officer
  -------------------------------------------------------                               --------------------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                                                 TITLE

  Drew Keith                                                                                           11/20/2001
  -------------------------------------------------------                               --------------------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                                                                       DATE

  PREPARER:

  /s/ Jessica L. Wilson                                                                           Chief Accounting Officer
  -------------------------------------------------------                               --------------------------------------------
  ORIGINAL SIGNATURE OF PREPARER                                                                           TITLE

  Jessica L. Wilson                                                                                     11/20/2001
  -------------------------------------------------------                               --------------------------------------------
  PRINTED NAME OF PREPARER                                                                                 DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

        ---------------------------------------
        CASE NAME: OK Turbines, Inc.                         ACCRUAL BASIS-1
        ---------------------------------------

        ---------------------------------------
        CASE NUMBER: 400-42146-BJH-11                 02/13/95, RWD, 2/96
        ---------------------------------------

        ---------------------------------------

        COMPARATIVE  BALANCE  SHEET

        ----------------------------------------------------------------------------------------------------------------------------
                                                   SCHEDULE         MONTH                 MONTH              MONTH
                                                              ----------------------------------------------------------------------
        ASSETS                                     AMOUNT      October 2001
        ----------------------------------------------------------------------------------------------------------------------------
        1.      UNRESTRICTED CASH                       $  299,835    $  189,658                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      RESTRICTED CASH                         $        0    $        0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      TOTAL CASH                              $  299,835    $  189,658                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      ACCOUNTS RECEIVABLE (NET)               $  569,077    $  648,478                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      INVENTORY                               $4,135,448    $4,505,463                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        6.      NOTES RECEIVABLE                        $        0    $        0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        7.      PREPAID EXPENSES                        $        0    $        0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        8.      OTHER (ATTACH LIST)                     $   30,000     ($369,168)                $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        9.      TOTAL CURRENT ASSETS                    $5,034,360    $4,974,431                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        10.     PROPERTY, PLANT & EQUIPMENT             $  474,012    $  612,929                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        11.     LESS: ACCUMULATED
                DEPRECIATION / DEPLETION                $        0    $  169,565                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        12.     NET PROPERTY, PLANT &
                EQUIPMENT                               $  474,012    $  443,364                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        13.     DUE FROM INSIDERS                       $        0    $        0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        14.     OTHER ASSETS - NET OF
                AMORTIZATION (ATTACH  LIST)             $        0    $        0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        15.     OTHER (ATTACH LIST)                     $        0    $        0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL ASSETS                            $5,508,372    $5,417,795                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        POSTPETITION LIABILITIES
        ----------------------------------------------------------------------------------------------------------------------------
        17.     ACCOUNTS PAYABLE                                      $   30,787                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        18.     TAXES PAYABLE                                         $    7,883                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        19.     NOTES PAYABLE                                         $        0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        20.     PROFESSIONAL FEES                                     $        0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        21.     SECURED DEBT                                          $        0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        22.     OTHER (ATTACH LIST)                                   $        0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        23.     TOTAL POSTPETITION
                LIABILITIES                                           $   38,670                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        PREPETITION LIABILITIES
        ----------------------------------------------------------------------------------------------------------------------------
        24.     SECURED DEBT                            $        0    $        0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        25.     PRIORITY DEBT                           $   28,268    $        0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        26.     UNSECURED DEBT                          $  493,554    $  522,197                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        27.     OTHER (ATTACH LIST)                     $        0    $        0                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        28.     TOTAL PREPETITION LIABILITIES           $  521,822    $  522,197                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        29.     TOTAL LIABILITIES                       $  521,822    $  560,867                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        EQUITY
        ----------------------------------------------------------------------------------------------------------------------------
        30.     PREPETITION OWNERS' EQUITY                            $3,790,619                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        31.     POSTPETITION CUMULATIVE
                PROFIT OR (LOSS)                                      $1,066,309                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        32.     DIRECT CHARGES TO EQUITY
                (ATTACH EXPLANATION)
        ----------------------------------------------------------------------------------------------------------------------------
        33.     TOTAL EQUITY                            $        0    $4,856,928                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        34.     TOTAL LIABILITIES &
                OWNERS' EQUITY                          $  521,822    $5,417,795                 $0                 $0
        ----------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report

   --------------------------------------------
   CASE NAME: OK Turbines, Inc.                    ACCRUAL BASIS-2
   --------------------------------------------

   --------------------------------------------
   CASE NUMBER: 400-42146-BJH-11                        02/13/95, RWD, 2/96
   --------------------------------------------

   --------------------------------------
   INCOME STATEMENT

   ----------------------------------------------------------------------------------------------------------------
                                                 MONTH                MONTH            MONTH             QUARTER
                                             --------------------------------------------------
   REVENUES                                   October 2001                                                TOTAL
   ----------------------------------------------------------------------------------------------------------------
   1.   GROSS REVENUES                        $    366,527          $       0         $       0        $    366,527
   ----------------------------------------------------------------------------------------------------------------
   2.   LESS: RETURNS & DISCOUNTS             $          0          $       0         $       0        $          0
   ----------------------------------------------------------------------------------------------------------------
   3.   NET REVENUE                           $    366,527          $       0         $       0        $    366,527
   ----------------------------------------------------------------------------------------------------------------
   COST OF GOODS SOLD
   ----------------------------------------------------------------------------------------------------------------
   4.   MATERIAL                              $    162,349          $       0         $       0        $    162,349
   ----------------------------------------------------------------------------------------------------------------
   5.   DIRECT LABOR                          $     42,173          $       0         $       0        $     42,173
   ----------------------------------------------------------------------------------------------------------------
   6.   DIRECT OVERHEAD                       $      6,329          $       0         $       0        $      6,329
   ----------------------------------------------------------------------------------------------------------------
   7.   TOTAL COST OF GOODS SOLD              $    210,851          $       0         $       0        $    210,851
   ----------------------------------------------------------------------------------------------------------------
   8.   GROSS PROFIT                          $    155,676          $       0         $       0        $    155,676
   ----------------------------------------------------------------------------------------------------------------
   OPERATING EXPENSES
   ----------------------------------------------------------------------------------------------------------------
   9.   OFFICER / INSIDER COMPENSATION        $      4,615          $       0         $       0        $      4,615
   ----------------------------------------------------------------------------------------------------------------
   10.  SELLING & MARKETING                   $        268          $       0         $       0        $        268
   ----------------------------------------------------------------------------------------------------------------
   11.  GENERAL & ADMINISTRATIVE              $     23,044          $       0         $       0        $     23,044
   ----------------------------------------------------------------------------------------------------------------
   12.  RENT & LEASE                          $      3,056          $       0         $       0        $      3,056
   ----------------------------------------------------------------------------------------------------------------
   13.  OTHER (ATTACH LIST)                   $      2,022          $       0         $       0        $      2,022
   ----------------------------------------------------------------------------------------------------------------
   14.  TOTAL OPERATING EXPENSES              $     33,005          $       0         $       0        $     33,005
   ----------------------------------------------------------------------------------------------------------------
   15.  INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                      $    122,671          $       0         $       0        $    122,671
   ----------------------------------------------------------------------------------------------------------------
   OTHER INCOME & EXPENSES
   ----------------------------------------------------------------------------------------------------------------
   16.  NON-OPERATING INCOME (ATT. LIST)      $          0          $       0         $       0        $          0
   ----------------------------------------------------------------------------------------------------------------
   17.  NON-OPERATING EXPENSE (ATT. LIST)     $          0          $       0         $       0        $          0
   ----------------------------------------------------------------------------------------------------------------
   18.  INTEREST EXPENSE                      $          0          $       0         $       0        $          0
   ----------------------------------------------------------------------------------------------------------------
   19.  DEPRECIATION / DEPLETION              $      4,438          $       0         $       0        $      4,438
   ----------------------------------------------------------------------------------------------------------------
   20.  AMORTIZATION                          $          0          $       0         $       0        $          0
   ----------------------------------------------------------------------------------------------------------------
   21.  OTHER (ATTACH LIST)                   $          0          $       0         $       0        $          0
   ----------------------------------------------------------------------------------------------------------------
   22.  NET OTHER INCOME & EXPENSES           $      4,438          $       0         $       0        $      4,438
   ----------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   ----------------------------------------------------------------------------------------------------------------
   23.  PROFESSIONAL FEES                     $          0          $       0         $       0        $          0
   ----------------------------------------------------------------------------------------------------------------
   24.  U.S. TRUSTEE FEES                     $          0          $       0         $       0        $          0
   ----------------------------------------------------------------------------------------------------------------
   25.  OTHER (ATTACH LIST)                   $          0          $       0         $       0        $          0
   ----------------------------------------------------------------------------------------------------------------
   26.  TOTAL REORGANIZATION EXPENSES         $          0          $       0         $       0        $          0
   ----------------------------------------------------------------------------------------------------------------
   27.  INCOME TAX                            $          0          $       0         $       0        $          0
   ----------------------------------------------------------------------------------------------------------------
   28.  NET PROFIT (LOSS)                     $    118,233          $       0         $       0        $    118,233
   ----------------------------------------------------------------------------------------------------------------

================================================================================

-------------------------------------------------------------------------------
                                                        Monthly Operating Report

------------------------------------------
CASE NAME: OK Turbines, Inc.                    ACCRUAL BASIS-3
------------------------------------------

------------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
------------------------------------------

------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                             MONTH                MONTH            MONTH               QUARTER
                                           -----------------------------------------------
DISBURSEMENTS                              October 2001                                                  TOTAL
------------------------------------------------------------------------------------------------------------------
1.     CASH - BEGINNING OF MONTH            $   438,270                $0               $0            $   438,270
------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------
2.     CASH SALES                           $         0                $0               $0            $         0
------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------------------------------------
3.     PREPETITION                          $         0                $0               $0            $         0
------------------------------------------------------------------------------------------------------------------
4.     POSTPETITION                         $   306,190                $0               $0            $   306,190
------------------------------------------------------------------------------------------------------------------
5.     TOTAL OPERATING RECEIPTS             $   306,190                $0               $0            $   306,190
------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
------------------------------------------------------------------------------------------------------------------
6.     LOANS & ADVANCES (ATTACH LIST)       $         0                $0               $0            $         0
------------------------------------------------------------------------------------------------------------------
7.     SALE OF ASSETS                       $         0                $0               $0            $         0
------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                  $       340                $0               $0            $       340
------------------------------------------------------------------------------------------------------------------
9.     TOTAL NON-OPERATING RECEIPTS         $       340                $0               $0            $       340
------------------------------------------------------------------------------------------------------------------
10.    TOTAL RECEIPTS                       $   306,530                $0               $0            $   306,530
------------------------------------------------------------------------------------------------------------------
11.    TOTAL CASH AVAILABLE                 $   744,800                $0               $0            $   744,800
------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------
12.    NET PAYROLL                          $         0                $0               $0            $         0
------------------------------------------------------------------------------------------------------------------
13.    PAYROLL TAXES PAID                   $         0                $0               $0            $         0
------------------------------------------------------------------------------------------------------------------
14.    SALES, USE & OTHER TAXES PAID        $         0                $0               $0            $         0
------------------------------------------------------------------------------------------------------------------
15.    SECURED / RENTAL / LEASES            $     2,706                $0               $0            $     2,706
------------------------------------------------------------------------------------------------------------------
16.    UTILITIES                            $     2,783                $0               $0            $     2,783
------------------------------------------------------------------------------------------------------------------
17.    INSURANCE                            $         0                $0               $0            $         0
------------------------------------------------------------------------------------------------------------------
18.    INVENTORY PURCHASES                  $    92,691                $0               $0            $    92,691
------------------------------------------------------------------------------------------------------------------
19.    VEHICLE EXPENSES                     $         0                $0               $0            $         0
------------------------------------------------------------------------------------------------------------------
20.    TRAVEL                               $         0                $0               $0            $         0
------------------------------------------------------------------------------------------------------------------
21.    ENTERTAINMENT                        $       106                $0               $0            $       106
------------------------------------------------------------------------------------------------------------------
22.    REPAIRS & MAINTENANCE                $    33,776                $0               $0            $    33,776
------------------------------------------------------------------------------------------------------------------
23.    SUPPLIES                             $     2,475                $0               $0            $     2,475
------------------------------------------------------------------------------------------------------------------
24.    ADVERTISING                          $       499                $0               $0            $       499
------------------------------------------------------------------------------------------------------------------
25.    OTHER (ATTACH LIST)                  $   416,356                $0               $0            $   416,356
------------------------------------------------------------------------------------------------------------------
26.    TOTAL OPERATING DISBURSEMENTS        $   551,392                $0               $0            $   551,392
------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------
27.    PROFESSIONAL FEES                    $         0                $0               $0            $         0
------------------------------------------------------------------------------------------------------------------
28.    U.S. TRUSTEE FEES                    $     3,750                $0               $0            $     3,750
------------------------------------------------------------------------------------------------------------------
29.    OTHER (ATTACH LIST)                  $         0                $0               $0            $         0
------------------------------------------------------------------------------------------------------------------
30.    TOTAL REORGANIZATION EXPENSES        $     3,750                $0               $0            $     3,750
------------------------------------------------------------------------------------------------------------------
31.    TOTAL DISBURSEMENTS                  $   555,142                $0               $0            $   555,142
------------------------------------------------------------------------------------------------------------------
32.    NET CASH FLOW                          ($248,612)               $0               $0              ($248,612)
------------------------------------------------------------------------------------------------------------------
33.    CASH - END OF MONTH                  $   189,658                $0               $0            $   189,658
------------------------------------------------------------------------------------------------------------------

===============================================================================

-------------------------------------------------------------------------------

                                                        Monthly Operating Report

------------------------------------------------
CASE NAME: OK Turbines, Inc.                       ACCRUAL BASIS-4
------------------------------------------------

------------------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                               SCHEDULE      MONTH             MONTH          MONTH
                                                                         --------------------------------------------
ACCOUNTS RECEIVABLE AGING                                       AMOUNT   October 2001
---------------------------------------------------------------------------------------------------------------------
1.      0-30                                                                $260,102                $0            $0
---------------------------------------------------------------------------------------------------------------------
2.      31-60                                                               $149,377                $0            $0
---------------------------------------------------------------------------------------------------------------------
3.      61-90                                                               $ 52,355                $0            $0
---------------------------------------------------------------------------------------------------------------------
4.      91+                                                                 $186,644                $0            $0
---------------------------------------------------------------------------------------------------------------------
5.      TOTAL ACCOUNTS RECEIVABLE                                  $0       $648,478                $0            $0
---------------------------------------------------------------------------------------------------------------------
6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                     $      0                $0            $0
---------------------------------------------------------------------------------------------------------------------
7.      ACCOUNTS RECEIVABLE (NET)                                  $0       $648,478                $0            $0
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                                   MONTH: October 2001
                                                                                     --------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                   0-30         31-60          61-90              91+
TAXES PAYABLE                                      DAYS         DAYS            DAYS             DAYS         TOTAL
---------------------------------------------------------------------------------------------------------------------
1.      FEDERAL                                   $     0          $0             $0                $0       $     0
---------------------------------------------------------------------------------------------------------------------
2.      STATE                                     $ 7,871          $0             $0                $0       $ 7,871
---------------------------------------------------------------------------------------------------------------------
3.      LOCAL                                     $     0          $0             $0                $0       $     0
---------------------------------------------------------------------------------------------------------------------
4.      OTHER (ATTACH LIST)                       $     0          $0             $0                $0       $     0
---------------------------------------------------------------------------------------------------------------------
5.      TOTAL TAXES PAYABLE                       $ 7,871          $0             $0                $0       $ 7,871
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
6.      ACCOUNTS PAYABLE                          $30,787          $0             $0                $0       $30,787
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------

STATUS OF POSTPETITION TAXES                                                               MONTH: October 2001
                                                                                     --------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                           BEGINNING        AMOUNT                          ENDING
                                                                 TAX    WITHHELD AND/         AMOUNT          TAX
FEDERAL                                                    LIABILITY*      0R ACCRUED          PAID        LIABILITY
---------------------------------------------------------------------------------------------------------------------
1.      WITHHOLDING**                                         $     0             $0                $0       $     0
---------------------------------------------------------------------------------------------------------------------
2.      FICA-EMPLOYEE**                                       $     0             $0                $0       $     0
---------------------------------------------------------------------------------------------------------------------
3.      FICA-EMPLOYER**                                       $     0             $0                $0       $     0
---------------------------------------------------------------------------------------------------------------------
4.      UNEMPLOYMENT                                          $     0             $0                $0       $     0
---------------------------------------------------------------------------------------------------------------------
5.      INCOME                                                $     0             $0                $0       $     0
---------------------------------------------------------------------------------------------------------------------
6.      OTHER (ATTACH LIST)                                   $     0             $0                $0       $     0
---------------------------------------------------------------------------------------------------------------------
7.      TOTAL FEDERAL TAXES                                   $     0             $0                $0       $     0
---------------------------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
---------------------------------------------------------------------------------------------------------------------
8.      WITHHOLDING                                           $     0             $0                $0       $     0
---------------------------------------------------------------------------------------------------------------------
9.      SALES                                                 $ 7,871             $0                $0       $ 7,871
---------------------------------------------------------------------------------------------------------------------
10.     EXCISE                                                $     0             $0                $0       $     0
---------------------------------------------------------------------------------------------------------------------
11.     UNEMPLOYMENT                                          $     0             $0                $0       $     0
---------------------------------------------------------------------------------------------------------------------
12.     REAL PROPERTY                                         $     0             $0                $0       $     0
---------------------------------------------------------------------------------------------------------------------
13.     PERSONAL PROPERTY                                     $     0             $0                $0       $     0
---------------------------------------------------------------------------------------------------------------------
14.     OTHER (ATTACH LIST)                                   $     0             $0                $0       $     0
---------------------------------------------------------------------------------------------------------------------
15.     TOTAL STATE & LOCAL                                   $ 7,871             $0                $0       $ 7,871
---------------------------------------------------------------------------------------------------------------------
16.     TOTAL TAXES                                           $ 7,871             $0                $0       $ 7,871
---------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        --------------------------------------------
        CASE NAME: OK Turbines, Inc.                   ACCRUAL BASIS-5
        --------------------------------------------

        --------------------------------------------
        CASE NUMBER: 400-42146-BJH-11                   02/13/95, RWD, 2/96
        --------------------------------------------


        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                          MONTH:             October 2001
                                                                         -------------------------------------------------------
        ---------------------------------------------
        BANK RECONCILIATIONS
                                                       Account #1              Account #2              Account #3
        ------------------------------------------------------------------------------------------------------------------------
        A.       BANK:                               Bank of America         Bank of America        Bank of America
        ------------------------------------------------------------------------------------------------------------
        B.       ACCOUNT NUMBER:                       15819-20089             00127-09156            00129-09155      TOTAL
        ------------------------------------------------------------------------------------------------------------------------
        C.       PURPOSE (TYPE):                        Operating                Payroll               Operating
        ------------------------------------------------------------------------------------------------------------------------
        1.      BALANCE  PER  BANK  STATEMENT            $208,510                      $0                     $0      $208,510
        ------------------------------------------------------------------------------------------------------------------------
        2.      ADD:  TOTAL DEPOSITS NOT CREDITED        $      0                      $0                     $0      $      0
        ------------------------------------------------------------------------------------------------------------------------
        3.      SUBTRACT: OUTSTANDING CHECKS             $ 18,989                      $0                     $0      $ 18,989
        ------------------------------------------------------------------------------------------------------------------------
        4.      OTHER RECONCILING ITEMS                  $      0                      $0                     $0      $      0
        ------------------------------------------------------------------------------------------------------------------------
        5.      MONTH END BALANCE PER BOOKS              $189,521                      $0                     $0      $189,521
        ------------------------------------------------------------------------------------------------------------------------
        6.      NUMBER OF LAST CHECK WRITTEN                 6902          Account closed         Account closed
        ------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------
        INVESTMENT ACCOUNTS

        ------------------------------------------------------------------------------------------------------------------------
                                                         DATE OF               TYPE OF             PURCHASE             CURRENT
        BANK, ACCOUNT NAME & NUMBER                     PURCHASE              INSTRUMENT             PRICE               VALUE
        ------------------------------------------------------------------------------------------------------------------------

        7.      N/A
        ------------------------------------------------------------------------------------------------------------------------
        8.      N/A
        ------------------------------------------------------------------------------------------------------------------------
        9.      N/A
        ------------------------------------------------------------------------------------------------------------------------
        10.     N/A
        ------------------------------------------------------------------------------------------------------------------------
        11.     TOTAL INVESTMENTS                                                                             $0      $      0
        ------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------
        CASH

        ------------------------------------------------------------------------------------------------------------------------

        12.     CURRENCY ON HAND                                                                                      $    137
        ------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------------------------------------
        13.     TOTAL CASH - END OF MONTH                                                                             $189,658
        ------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report


-------------------------------------------
CASE NAME: OK Turbines, Inc.                     ACCRUAL BASIS-6
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42146-BJH-11                          02/13/95, RWD, 2/96
-------------------------------------------

                                            MONTH:     October 2001

-------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------
                                INSIDERS
----------------------------------------------------------------------
                            TYPE OF            AMOUNT       TOTAL PAID
              NAME          PAYMENT             PAID          TO DATE
----------------------------------------------------------------------
1.   GREGG NIMMO         Reimbursment         $      0        $ 33,995
----------------------------------------------------------------------
2.   GREGG NIMMO         Salary               $  4,615        $109,902
----------------------------------------------------------------------
3.
----------------------------------------------------------------------
4.
----------------------------------------------------------------------
5.
----------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                              $  4,615        $143,897
----------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                           PROFESSIONALS
--------------------------------------------------------------------------------------------------
                         DATE OF COURT                                                    TOTAL
                       ORDER AUTHORIZING      AMOUNT           AMOUNT     TOTAL PAID     INCURRED
              NAME          PAYMENT          APPROVED           PAID       TO DATE      & UNPAID *
--------------------------------------------------------------------------------------------------
1.   N/A
--------------------------------------------------------------------------------------------------
2.   N/A
--------------------------------------------------------------------------------------------------
3.   N/A
--------------------------------------------------------------------------------------------------
4.   N/A
--------------------------------------------------------------------------------------------------
5.   N/A
--------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                         $      0        $      0     $     0      $      0
--------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
PAYMENTS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                             SCHEDULED       AMOUNTS
                                              MONTHLY         PAID           TOTAL
                                             PAYMENTS        DURING          UNPAID
              NAME OF CREDITOR                  DUE           MONTH       POSTPETITION
-------------------------------------------------------------------------------------------
1.   City of Hollister - Building Rent        $  2,395        $  2,705     $     0
-------------------------------------------------------------------------------------------
2.   Other                                    various                      $     0
-------------------------------------------------------------------------------------------
3.   N/A
-------------------------------------------------------------------------------------------
4.   N/A
-------------------------------------------------------------------------------------------
5.   N/A
-------------------------------------------------------------------------------------------
6.   TOTAL                                    $  2,395        $  2,705     $     0
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

----------------------------------------------
CASE NAME: OK Turbines, Inc.                   ACCRUAL  BASIS-7
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42146-BJH-11                          02/13/95, RWD, 2/96
----------------------------------------------

                                                 MONTH:  October 2001
                                                 --------------------

--------------------------------
QUESTIONNAIRE
--------------------------------------------------------------------------------------------------
                                                                                    YES      NO
--------------------------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF
     BUSINESS THIS REPORTING PERIOD?                                                         X
--------------------------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN
     POSSESSION ACCOUNT?                                                                     X
--------------------------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
     RELATED PARTIES?                                                                        X
--------------------------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING
     PERIOD?                                                                                 X
--------------------------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                 X
--------------------------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                            X
--------------------------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                            X
--------------------------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                        X
--------------------------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                              X
--------------------------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                              X
--------------------------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                       X
--------------------------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                         X
--------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
--------------------------------
INSURANCE
--------------------------------------------------------------------------------------------------
                                                                                    YES      NO
--------------------------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE
     COVERAGES IN EFFECT?                                                            X
--------------------------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                          X
--------------------------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                                  INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------------------------
       TYPE  OF                                                                    PAYMENT AMOUNT
        POLICY                            CARRIER         PERIOD COVERED            & FREQUENCY
--------------------------------------------------------------------------------------------------
  See Kitty Hawk, Inc. Case #400-42141
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

  -----------------------------------------------------
   CASE NAME: OK Turbines, Inc.                            FOOTNOTES SUPPLEMENT
  -----------------------------------------------------

  -----------------------------------------------------
   CASE NUMBER: 400-42146-BJH-11                              ACCRUAL BASIS
  -----------------------------------------------------

                                                MONTH:         October 2001
                                                        ------------------------



  -----------------------------------------------------------------------------------------------------
      ACCRUAL BASIS      LINE
       FORM NUMBER      NUMBER                     FOOTNOTE / EXPLANATION
  -----------------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------------
            3             12       All payroll is paid out of Kitty Hawk Charters, Inc. (Case #400-
  -----------------------------------------------------------------------------------------------------
                          13          42142) and allocated to the Company. Related payroll
  -----------------------------------------------------------------------------------------------------
                                      taxes are disbursed out of and reported at KH Charters.
  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------
            6                      All Professional fees related to the Reorganization of the
  -----------------------------------------------------------------------------------------------------
                                     Company are disbursed out of Kitty Hawk, Inc. (Parent
  -----------------------------------------------------------------------------------------------------
                                     Company). Refer to Case # 400-42141
  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------
            7                      All insurance plans related to the Company are carried
  -----------------------------------------------------------------------------------------------------
                                     at Kitty Hawk, Inc. (Parent Company). Refer to Case #
  -----------------------------------------------------------------------------------------------------
                                     400-42141.
  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------

============================================================================================================

CASE NAME: OK Turbines, Inc.

CASE NUMBER: 400-42146-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                October 2001


8.  OTHER (ATTACH LIST)              $                     (369,168)Reported
                                     -------------------------------
        Intercompany Receivables                           (409,913)
        Misc                                                      -
        Security Deposit                                     40,745
                                     -------------------------------
                                                           (369,168)Detail
                                     -------------------------------
                                                                  - Difference



ACCRUAL BASIS-2

13. OTHER (ATTACH LIST)              $                        2,022 Reported
                                     -------------------------------
        Bad Debt expense                                      2,022
                                     -------------------------------
                                                              2,022 Detail
                                     -------------------------------
                                                                  - Difference



ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST)              $                          340 Reported
                                     -------------------------------
        Recover NSF                                               -
        Refunds                                                 340
                                     -------------------------------
                                                                340 Detail
                                     -------------------------------
                                                                  - Difference



25. OTHER (ATTACH LIST)                                     416,356 Reported
                                     -------------------------------
        Freight                                               3,578
        Fuel                                                     53
        Outside Services                                      2,482
        Misc                                                  5,171
        Refunds                                               4,372
        Subscription                                            700
        Transfer to KH Charters                             400,000
                                     -------------------------------
                                                            416,356 Detail
                                     -------------------------------
                                                                  - Difference